SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     April 23, 2003
                                                     --------------


                      INNOVATIVE SOFTWARE TECHNOLOGIES, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       California                     000-1084047              95-4691878
------------------------------    -------------------     ----------------------
(State or other jurisdiction         (Commission File        (IRS Employer
 or incorporation)                         Number)        Identification No.)


                     5072 North 300 West, Provo, Utah 84604
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (801) 371-0755
                                                   --------------


                 204 NW Platte Valley Drive, Riverside Mo 64150
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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
ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

Previous Independent Accountants

         (1) Effective April 23, 2003, Innovative Software Technologies, Inc. dismissed Grant Thornton LLP ("Grant Thornton") as the Company's independent accountant. The Company dismissed Grant Thornton based on certain correspondence received from Grant Thornton pursuant to Section 10A of the Securities Exchange Act of 1934 in which Grant Thornton expressed concern as to the propriety of certain transactions, notified the Company that the firm could not continue to be associated with the Company's December 2001 and 2000 financial statements and that the reports thereon could no longer be relied upon. The Company took strong exception to such correspondence and filed a Current Report on Form 8-K dated April 24, 2003 presenting its position on the matter.

         (2) As indicated, Grant Thornton has disassociated itself from the prior Reports but, prior to such communication, the reports of Grant Thornton on the financial statements of Innovative Software contained no adverse opinion or disclaimer of opinion, and were unqualified or not modified as to uncertainty, audit scope or accounting principle.

         (3)  The  decision  to  dismiss  Grant  Thornton  was   recommended  by
management and approved by all of the directors, including the Company's four independent directors, of the Company's Board of Directors.

         (4) In connection with its audits for the two most recent fiscal years and the subsequent interim period preceding dismissal, there had previously been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their report on the financial statements for such years except as indicated below.

         o As reported in the Current Report on Form 8-K disclosed above, Grant Thornton claimed that a consultant to the Company, who experienced a criminal conviction, participated in the auditing process for the Company's financial statements and was affiliated with certain buyers of software of the Company.
         o Grant Thornton also questioned a sale of the Company's software in the third quarter of 2002 in exchange for securities, which was subsequently written off in the final quarter of 2002.
         o As described in the Company's responding letter and in the above referred Current Report on Form 8-K, the Company maintains that information concerning the consultant was thoroughly discussed at the office of Grant Thornton previously conducting the audits. Furthermore, the Company maintains that information concerning the software sales for securities was discussed in complete detail through all phases of the transaction with Grant Thornton, and it was solely at the Company's initiative, once it ascertained certain information under a non-disclosure agreement with the third party company, that the asset was written off.

         (5) Except as disclosed above, during the two most recent fiscal years and prior to the date hereof, Innovative Software has had no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

         Innovative Software has requested Grant Thornton to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the statement made above and in the Company's Current Report on Form 8-K described above and, if not, stating the respects in which it does not agree. A copy of Grant Thornton's letter will be filed as an exhibit to an amended Form 8-K.
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

Engagement of New Independent Accountants.

         (1) Effective April 11, 2003, Innovative Software engaged the accounting firm of Robison, Hill & Co, as the Company's new independent accountant to audit its financial statements for the fiscal years ended December 31, 2001 and 2002.

         (2) Except with respect to the issues raised by Grant Thornton in its correspondence to the Company, Innovative Software has not consulted with Robison, Hill & Co. during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Robison, Hill & Co. might issue on Innovative Software's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

(c)      Exhibits

                  1. Correspondence from Grant Thornton LLP (To be supplied by amendment)



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INNOVATIVE SOFTWARE TECHNOLOGIES,
                         INC.


                         By: /s/  Douglas S. Hackett
                             ---------------------------------------------
                                  Douglas S. Hackett, President,
                                  Chief Executive Officer and Director



                         By: /s/  Linda W. Haslem
                             ---------------------------------------------
                                  Linda W. Haslem, Chief Financial Officer


DATED: April 23, 2003



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